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                                                                  EXHIBIT 10.13



                            SECOND AMENDMENT TO LEASE


1.       PARTIES

         1.1 THIS AGREEMENT made the _________day of ________, 1998 is by and between MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P. (hereinafter "Lessor") whose address is c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and DIGITAL LIGHTWAVE, INC. ("Lessee"), whose address is 601 Cleveland Street, 5th floor, Clearwater, Florida 34615

2.       STATEMENT OF FACTS

         2.1 Lessor and Lessee entered into a Lease dated September 26, 1997; (hereinafter "Lease") setting forth the terms of occupancy by Lessee of 8,004 gross rentable square feet (hereinafter "Premises") at 1340 Campus Parkway, Building B, Wall, New Jersey (hereinafter "Building"); and

         2.2 The Term of the Lease is for five (5) years with the Commencement Date of the initial Term being defined in the Preamble to the Lease as being subject to change under Articles 28 and 44 thereof; and

         2.3 It has been determined in accordance with the provisions of Articles 28 and 44 of the Lease that December 1, 1997 is the Commencement Date of the Term of the Lease; and

         2.4 Lessor and Lessee desire to amend the Termination Option contained in the Lease.

3.       AGREEMENT

                  NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter set forth, Lessor and Lessee agree as follows:

         3.1 The Commencement Date of the Term of the Lease is December 1, 1997 and the Expiration Date thereof is November 30, 2002 and Articles 5 and 8 of the Preamble to the Lease shall be deemed amended accordingly.

         3.2 Article 9 of the Preamble to the Lease is hereby confirmed as being correct and reflects the above stated Commencement and Expiration Dates.

         3.3 This Agreement is executed by the parties hereto for the purpose of providing a record of the Commencement and Expiration Dates of the Lease, to confirm the Term of the Lease, and to confirm the Fixed Base Rent due for the Term.

         3.4 Lessor and Lessee agree to increase the consideration due Lessor in the event that Lessee exercises its Termination Option from Seventy-One Thousand One Hundred Eight and 00/100 Dollars ($71,108.00) to Eighty-Four Thousand Nine Hundred Eighteen and 92/100 Dollars ($84,918.92) to reflect the commission Lessor is paying Black and Company ("Broker") for the cancelable portion of the Term of the Lease, and Article 54 of the Lease shall be deemed amended accordingly.

         3.5 Except as amended herein, the Lease covering the Premises shall remain in full force and effect as if the same were set forth in full herein and Lessor and Lessee hereby ratify and confirm all the terms and conditions thereof.

         3.6 This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

         3.7 Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this Amendment or make any claim that the Lease or this Amendment is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

                  IN WITNESS THEREOF, Lessor and Lessee have hereunto set their hands and seals the date and year first above written and acknowledge one to the other they possess the requisite authority to enter into this transaction and to sign this Agreement.

         MONMOUTH/ATLANTIC REALTY           DIGITAL LIGHTWAVE, INC.,
         ASSOCIATES L.P.,                   LESSEE
         LESSOR

         By:  Cali Sub VII, Inc.
              Managing General Partner

         By:                                   By:
              -------------------------------       ---------------------------
              James G. Nugent                       Name:
              Senior Vice President - Leasing       Title: